Exhibit 10.6

To
Israel Discount Bank Ltd.
Main branch Jerusalem
(hereinafter: the Bank)

Loan account no.		841013-804223
Current account no. for crediting the loan proceeds in Israeli/foreign currency		968013-804633
☐	Compensation account no. (Capital & Interest)	968013-804633
☐	Compensation account no. (Capital)	968013-804633
☐	Compensation account no. (Interest)	968013-804633

Marking & destination product /…..…./………/…..…./

Date   December, 20 2006

Application for Receiving a Foreign Currency Loan

I/We, the undersigned:

1.	Name Future IT Ltd	id/passport no. 5513556027	address: 4, Ha'melacha st. Lod

2.	Name _____________	id/passport no. _____________	address

3.	Name _____________	id/passport no. _____________	address

Request herewith from the bank to give us a loan in the amount of 500,000 $ (in words: Five hundred thousand in the currency US Dollars (hereinafter: The Loan) in the conditions specified below:

1.	The Loan Purpose
(According to the selected box)
☐	The requested loan is for
__________________________________________________________
__________________________________________________________

The requested loan is not designed for purchasing rights in an apartment that will be designed for our residency and/or our adult children and/or our parents’ residency and it will not be used by us and/or by a party on our behalf for that purpose.

– or –

☐    The loan is designed for purchasing/leasing rights in an apartment that will be designed for our residency and/or our adult children and/or our parents’ residency, or for the building or expansion or renovation of that apartment (see appendix to this form)

2.    Loan Placement

a.     Please open on our behalf a special loan account (whose number will be indicated at the top of this document and will be called hereinafter The Loan Account) and a special compensation account (whose number will also be indicated at the top of this document and will be called hereinafter The Compensation Account) that will be managed according to the conditions of this document.

b.     Please credit the current account stated at the top of this document (hereinafter: the Current Account) with the loan proceeds; and against crediting the current account as aforementioned, please debit the loan account with the loan proceeds.

Crediting the current account with the loan proceeds will be considered receiving the loan by us and the date of credit as aforementioned will be called “the Date of Receiving the Loan.

c.     Against crediting the account with the loan proceeds, a “transaction recording” fee will be charged as will be determined from time to time in the bank price list that is available in the bank branches.

The account transaction recording rate currently in the bank is a total of 1.21 NIS.

Customer (abbreviated) signature: ___________ x

d.     This document constitutes and will always constitute an integral part of a general conditions document for opening and managing accounts in the bank upon its signing and of all the securities and warranties regarding our account in the bank according to their state on the date of signing this documents and/or as will be in the future from time to time according to the bank recordings in any time that bind and/or will bind us in all intents and purposes, in a way that they must be read together solidly as a continuation and in one sequence as conditions of their conditions that complement each other and supplement each other (hereinafter together and separately – General Conditions Document).

To eliminate any doubt, it is worth noting that the interpretation, definitions and meanings of all the expressions, terms and words in this document, as specified in the General Conditions Document, and all the conditions, instructions, rules and items that are mentioned and specified in the General Conditions Document, they must be seen for all intents and purposes as if they were written and recorded in this document too as an integral part of its conditions and content.

3.    Instructions Regarding Conversion

If the current account is managed in an Israeli currency, please convert the whole amount of the loan into new Shekels, based on the buying rate (Transactions and Checks) of the loan currency that will be customary in the bank on the conversion day with the addtion of a fee and surcharge as will be customary at that time.

4.    The Loan Condition

a.    The loan period and repayment

        The loan will be set for a period of ______ months starting on date _________ ending on date ___________ and will be repaid by us by installments in the rates and dates as specified below and indicated in the selected box. However, it is explicitly declared that in any case that the repayment date falls on a non bank business day (based on the bank ruling on this matter), this repayment date will be postponed to the next bank business day.

Customer (abbreviated) signature: ___________ x

b.    Loan Repayment

1)     ☐      Repayment by means of separation been the loan capital and interest:

a)    The loan capital will be repaid by us as specified below and indicated in the selected box.

☐    In one installments on date __________

– or –

☐    In total of 18 sequential installments, that will be paid each month on ____ of each calendar Gregorian month on which the loan capital payment falls as aforementioned, starting from 20/07/08 and ending on 20/06/2011

Customer (abbreviated) signature: ___________ x

b)     The interest* will be repaid by us on the dates specified below and indicated in the selected box:

☐    In one installments on date __________

– or –

☐     On the loan capital repayment dates, as specified in the small clause a) above and indicated in the selected box.

– or –

☐     In total of 54 sequential installments, that will be paid each month on ____ of each calendar Gregorian month on which the loan capital payment falls as aforementioned, starting from 20/01/07 and ending on 20/06/2011

– or –

☐    First installment on the date _____________ (i.e. _________ months following the date of receiving the loan) and the remaining interest payments in ________ equal sequential installments that will be paid each _____ months on the date _____ of each calendar Gregorian month on which the loan interest payment falls as aforementioned, starting from ________ and ending on _______ during a period that will start on the date of receiving the loan and end on the first date determined for repaying the interest as aforementioned (hereinafter: the Grace Period); it is not required to pay any amount on the account of the loan uncleared balance and/or on the account of the interest accrued on the loan, excluding a case where an event occurred that provides the bank the ground to precede the loan repayment and place it for immediate payment according to the General Conditions document. To eliminate any doubt, it is explicitly emphasized and declared that during the Grace Period, the interest on the loan will be allocated once every ____ months to the compensation account and will also bear an interest according to the loan conditions. In the first date determined for its repayment, the interest balance that was allocated and accrued in the compensation account as aforementioned (according to the bank calculations and recording) will be combined to the loan capital and will also be called for all intents and purposes the Loan Capital. Starting from the above date onwards, the interest will be calculated, repaid and paid by us on the dates determined for its repayment as specified above.

Customer (abbreviated) signature ____________ x

c.     Please debit a flat fee in the rate of ____% of the loan amount.

2)    ☐     The repayment of the loan capital and interest* according to Shpizer Table method:

☐    The loan capital and interest will be repaid in ___ equal sequential installments in the amount of ________ each one in the loan currency. This includes the repayment of the loan capital and the interest against it.

The above installments will fall every ____ months in ____ for each calendar Gregorian month – starting from day ______________ ending in day ________.

– or –

☐    The repayment of the loan capital and the interest against it will start on day _______ (i.e. _____ months after the date of receiving the loan).

During the period that will start on the date of receiving the loan and will end on the first date that was determined for its repayment (hereinafter: the Grace Period), it is not required to pay any amount on the account of the loan uncleared balance and/or on the account of the interest accrued on the loan, excluding a case where an event occurred that provides the bank the ground to precede the loan repayment and place it for immediate payment according to the General Conditions document. To eliminate any doubt, it is explicitly emphasized and declared that during the Grace Period, the interest on the loan will be allocated once every ____ months to the compensation account and will also bear an interest according to the loan conditions. In the first date determined for its repayment as aforementioned, the interest balance that was allocated and accrued in the compensation account as aforementioned (according to the bank calculations and recording) will be combined to the loan capital and will also be called for all intents and purposes the Loan Capital. Starting from the above date onwards, the loan capital and the interest (that will be calculated as specified in the small clause c below) will be repaid in ___ equal sequential installments in the amount of _________ (________________) in the loan currency each — these installments include the repayment of the loan capital and the interest against it.

These installments will be paid every ____ months on the date _________ of each calendar Gregorian month, on which the loan capital and interest payment falls as aforementioned, starting from __________and ending on ________

Customer (abbreviated) signature: ________x.

– or –

3)    ☐     The loan repayment will be carried out as follows:

a)     During ____ months, the interest will be repaid by us in _______ sequential installments. These installments will fall each month on _________ of each calendar Gregorian month starting from day ________ and ending on day ______.

b)     Starting from day ________ and ending on day ______, the loan capital and interest will be repaid in the Shpizer Table method in ____ equal sequential installments in the amount NIS each. The above installments will fall each month on date _____ of each calendar Gregorian month.

Customer (abbreviated) signature: ________x.

c.    The Interest

1)     The interest rate on the loan is as specified below and indicated in the selected box (as above and hereinafter: The Interest).

☐    A fixed interest in the rate of ____% per annum (a nominal interest rate) that is equal, through the calculation of annual adjusted interest, to L +1.75 per annum, adjusted interest is 7.3357

– or –

☐    A variable interest in the “Rate of LIBOR Interest” as it is defined herewith and in the addition of L +1.75 all in an annual calculation and adjusted to the clauses later described.

Customer (abbreviated) signature: ________x.

2)     Interest Supplement

It is agreed herewith and emphasized that the interest rate as afore mentioned will increase automatically by itself in 2% in any event of violating the conditions of this document, including the current account management conditions under our signature that constitute an integral part of this document, in all or part, for the entire violation period according to the bank recordings and determination; this is due to the increasing risk to the bank as a result of the violation. This special interest supplement will be debited by the bank in the loan account and will be paid by us separately, in combination and together with the interest payments or debits as aforementioned and in addition to them. To eliminate any doubt, it is emphasized that this special interest supplement will be returned in any case and circumstances, even after recovering the violation and/or in circumstances where the bank agrees to waive or postpone the implementation of the violated obligation or change it or give any extension. It is clarified herewith that the bank’s right for the special interest supplement in a state of violation and its actual collection as aforementioned, will not derogate, suspend or affect any remedy or relief or right or ground that the bank will have for us according to this document or according to the current account management conditions under our signature and among others, there is nothing in the aforementioned to derogate from the bank’s right to collect from us and it is our duty to pay the bank interest for delay as specified below in this document as a supplement to the accrued interest as aforementioned and from any additional rights and grounds that are available to the bank in the circumstance or events of violation or failure to meet our obligations — all or part and the aforesaid in this clause is an addition to these.

3)     Interest Calculation and Repayment:

a)     Interest Calculation

The interest will be calculated on the uncleared balance on a daily basis for the period starting on the date of receiving the loan until its full actual clearance based on the calculation of 360 days per annum.

b)     LIBOR Interest Rate Determination Method

1)     The bank will determine the LIBOR interest rate for each interest period on a bank business day that falls two bank business days before the beginning of each interest period as aforementioned and each LIBOR interest rate that will be determined by the bank will be set for the period that spans from the beginning of the relevant interest period to its end. In this matter, it is worth emphasizing and indicating that any change in the LIBOR interest will cause a change in the interest on the loan, according to the change rate in the LIBOR interest compared to its rate before the change, all according to the bank calculation

2)     In the definitions in the small clause b, the following terms will be followed by their meaning:

a)     LIBOR Interest Rate – London Interbank Offered Rate means the interest rate as will be determined by the bank while paying attention to the highest interest rate where interbank deposits and/or loans in foreign currency are offered in the interbank Euro market in London for a period that is equivalent to the interest period, as will be quoted at 11:00 am (London time) or close to this time and will be published by Reuters’ news service, and in the absence of such publication by Reuters as aforementioned, the LIBOR interest rate will be the rate that will be determined by the bank, while paying attention to the LIBOR interest rate that will be quoted and published by another news service or by any other party that the bank will deem an appropriate substitute for publication instead of Reuters.

        In the absence of the quotation and publication as aforesaid regarding the LIBOR interest rate, the bank’s determination will take effect in this matter and will be decisive and ultimate for all intents and purposes.

        “Currency Basket Cluster” that the loan is linked to means a rate that expresses a weighted average of the LIBOR interest rates (that will be determined by the bank as aforementioned) of each of the foreign currencies that comprise that currency basket cluster, based on the number of units of each currency in this cluster, based on the bank calculation and its final ruling in that matter.

b)     The Interest Period means a period of _______ months, starting from the date of receiving the loan, while each interest period starts at the end of the previous period.

Customer (abbreviated) signature ____________ x

c).     Month – this term refers to the period starting on any date on a certain calendar Gregorian month and ending on the same day of the first calendar Gregorian month that follows (hereinafter: the Overlapping Day).

Months – this term refers to the period starting on any date on a certain calendar Gregorian month and ending on overlapping day of the calendar Gregorian month, in which that interest period ends. In this matter, it is explicitly clarified and emphasized that if the overlapping day will fall on a non bank business day, the interest period will end on the first bank business day that follows that overlapping day.

If there is no overlapping day in the Gregorian month, in which the interest period ends, the interest period will end on the day that is the last bank business day in that Gregorian month.

d).     Bank Business Day means a day on which the banks in London carry out transactions between them in foreign currency deposits and/or loans in the London inter-bank Euro market.

3)     Without derogating from the generality of the aforesaid in the small clause (1) above, it is known to us and agreed by us that the variable interest, based on its current rate is ______% per annum (nominal interest rate), which is equal, based on the calculation of an annual adjusted interest, to ___% per annum.

Customer (abbreviated) signature ____________ x

d.     Interest for Delay

1)     An amount that enters or will enter the bank according to this document and will not have been paid by us on the prearranged date for payment according to this document or that will not be paid to the bank according to the bank first requirement, will earn for the period starting on the date we had to pay it until the actual date of payment, a variable Interest for Delay (hereinafter: Interest for Delay. The Interest for Delay will be calculated on the uncleared balance on a daily basis, in accordance with the instructions of small clause c3)a) above, according to the bank procedures and will be, subject to the instructions of any law, in the highest rate that will be applied in the bank from time to time on unapproved overdraft in debitory current accounts in the loan currency or in the highest rate that will be applied in the bank from time to time on unapproved overdraft in debitory current accounts, according to the currency of the compensation account, if it is managed in a currency that is different from the loan currency.

2)     To eliminate any doubt, it is clarified herewith that the bank’s right for Interest for Delay and its actual collection, will neither derogate, suspend or affect any remedy and/or relief that will be available to the bank according to this document and/or based on any law, nor the bank’s right to take any actions in any time for the collection of any amount that has not been repaid by us in a timely manner or continue to take these actions.

5.     Fees and Additional Payments

a)     We undertake herewith to bear on our account and pay the bank all the expenses, fees, charges, including, and without derogating from the generality of the aforesaid, stamping this document and penalties against delay and/or not meeting the deadline of paying stamp duty and fees regarding the signature and issuance of this docuement and regarding carrying out the laon according to it, all in accordance with the procedures conducted in the bank and according to any change that will apply on them from time to time (hereinafter: the Expenses and the Fees); within this (but limited to) we will also pay you handling and collection fees on the dates and amounts as follows:

1)     On the date of receiving the loan, we will pay you handling fees.

a)     ☐      That is equal to 50% (Fifty percent) of the loan, however, the handling fee amount will not in any case be less than the minimum amount of the handling fee, as will be determined from time to time in the bank price list available in the bank branches. The minimum handling fee according to its rate today in the bank is 4.60 NIS.

– or –

b)    ☐      In the amount of 4138.5 NIS (Four thousand and thirty eight NIS and 50 Agorot

2)     In any date determined in this document for the repayment of any installment as the loan return, we will pay you for the same installment a Collection Fee” in the amount of ________ NIS. As well as Transaction Recording in the Account as will be determined from time to time in the bank price list available in the bank branches. The transaction recording fee rate in the account, according to its current rate in the bank is _________ NIS.

3.     We instruct the bank to debit the current account in the amount of the expenses and fees on the date determined for the installments according to this document conditions and we undertake to cause that we will be credited at that time with a balance in the current account that will be sufficient for carrying out the debits as aforementioned. The bank may debit any account that is managed and/or will be managed under our name and/or under that name of any of us, with the amount that will be required for clearing the expenses and fees and convert if necessary the payment to the loan currency that will be customary in the bank as will be customary at that time. The bank may debit the current account whether this be creditory or debitory account, whether it becomes debitory as a result of that debit. In the event that the account is debitory, the debit amount will bear interest according to the current account conditions.

Customer (abbreviated) signature ____________ x

b.     Without derogating from the generality of the aforesaid in the small clause (a) above, it is known to us and agreed by us that the bank may change the collection fee rate, as aforementioned in the small clause (a) 2 above, as long as the notification about it will be sent to us by the bank two weeks before the date of change.

c.     In any event that any amount against any payments that we have to and/or will have to pay to the band according to this document conditions, be paid to the bank or be collected by it (whether is was collected from us, from any third party or as a result of exercising securities or any part of them) on a date that, as relevant, the date of payment determined in this document, regardless of the reason (including carrying out an immediate repayment of the whole loan or a part of it), we will pay the bank immediately, according to its first requirement, any amount(s) that may indemnify and compensate the bank against any loss or damage that may occur to the bank as a result of carrying out the payment as aforementioned (against interest differences until the end of the relevant interest period) on a date that is not the date that was determined in this document, according to the bank determination.

6.     Effective Cost

(Will be completed in the event that the loan amount per individual does not exceed 500,000 NIS and the loan amount that was given for purchasing a residential apartment or by mortgaging the residential apartment does not exceed 1,000,000 NIS).

It is known to us and agreed by us that the loan effective cost rate is ___% per annum.

Customer (abbreviated) signature ____________ x

7.     The Method of Carrying out the Loan Repayment

The loan repayment will be carried out via debiting the compensation account as specified below. Insert x in the relevant box(es):

a.    ☐     Our request is to separate between the method of carrying out the loan capital repayment and the loan interest repayment; for this purpose please open under our name:

1)     A special compensation account for repaying the loan capital (Compensation Account (Capital)).

And

2)     A special compensation account for repaying the loan interest (Compensation Account (Interest)).

The compensation account (capital) and the compensation account (interest) will be called in this document, together and separately, the Compensation Account.

– or –

b.    ☐    For the purpose of loan repayment, please open under our name a special compensation account (in this document — the Compensation Account) that will be managed according to this document conditions in an Israeli/foreign currency (delete the non-relevant option).

1)     We instruct the bank herewith to debit the compensation account, as relevant and according to clause indicated above, on the repayment date of either each installment or any amount that will reach from us to the bank according to this document (hereinafter: the Installments), excluding fees and expense payment as specified in clause 5a above, in the amount that will be required for clearing that installment and convert the payment of this installment to the loan currency, and we undertake herewith to cause that at that time we will have in the compensation account a balance that will be sufficient for carrying out the aforementioned debits — there is nothing in the aforementioned to derogate from our duty to clear any debit balance that will occur, if at all in the compensation account with Interest for Delay and any debits accompanying to these.

        Any amount that will be received as a credit to the compensation account will be used for repaying the installments in the following order: for clearing the interest and only later for clearing the loan capital — or in any other order determined by the bank.

2)     Regarding the repayment through debiting the compensation account as aforesaid, it is explicitly clarified and declared that:

(a)     In the event that we chose the alternative of debiting the compensation account in the loan currency, it is known to us that the debit balance that will occur in the compensation account as aforesaid (with the combination of the interest for delay, as aforesaid in clause 4d above and any debits accompanying to all these), will be in any time in the loan currency.

(b)     In the event that we chose the alternative of debiting the compensation account in an Israeli currency, it is known to us and we instruct herewith the bank to convert the payment to an Israeli currency on the date of debiting the compensation account as aforementioned in each payment, according to the bank procedures in this matter according to a selling rate of the loan currency that will be customary in the bank on the date of carrying out the conversion and in addition to fees and/or charges as will be customary at that time. Any debit balance that will be occur in the compensation account (with the combination of the interest for delay, as aforesaid in clause 4d above and any debits accompanying to all these), will be in any time in an Israeli currency.

(c)     The bank may debit at any time any account that is managed and/or will be managed under our name and/or under any of us in the amounts that will be required for clearing any debit balance that will occur in the compensation account or any part of it and convert, if necessary, the payment to the loan currency according to the bank procedures in this matter, according to the selling rate of the loan currency that will be customary in the bank on the day of carrying out the conversion and in addition of a fee and a charge as will be customary at that time.

(d)     Debiting account(s) in the amounts of the debit balance as aforesaid in the small clause 1 will only be considered repayment if those accounts will have funds in credit balances for fully covering that payment.

(e)     The bank may cancel any debit or part of it that did not have a cover as aforesaid and return it to the compensation account and/or refer to it as an amount that was not paid on the date determined for repayment according to these document conditions. In the event that the bank chose to leave the debit in the current account, that debit will bear an interest in the conditions and rate as will apply on the account.

In witness whereof the parties hereunto set their hands:

1	_____	_________________________
	Date	Customer's name and signature

Signed by      1 __________   id _____________
(Will be completed in the event of a corporate)
                       2 __________   id _____________

Signed in front of ____________________________________________
(For identification purposes only) Name and the signature of the signature approver

2	_____	_________________________
	Date	Customer's name and signature

Signed by      1 __________   id _____________
(Will be completed in the event of a corporate)
                       2 __________   id _____________

Signed in front of ____________________________________________
(For identification purposes only) Name and the signature of the signature approver

3	_____	_________________________
	Date	Customer's name and signature

Signed by      1 __________   id _____________
(Will be completed in the event of a corporate)
                       2 __________   id _____________

Signed in front of ____________________________________________
(For identification purposes only) Name and the signature of the signature approver